                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2007

                    Morgan Stanley Capital I Trust 2007-HQ12
                         (Exact name of issuing entity)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

                  Morgan Stanley Mortgage Capital Holdings LLC
              (Exact names of sponsor as specified in its charter)

   NEW YORK                333-143623-02              Applied for, but not
(State or Other     (Commission File Number of    yet received from the I.R.S.
Jurisdiction of           Issuing Entity)               (I.R.S. Employer
 Incorporation                                       Identification Number)
of the issuing
    entity)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                    (Address of principal executive offices)

        Depositor's telephone number, including area code (212) 761-4000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Item 8.01     Other Events

      On July 31, 2007, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of July 1, 2007, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), LaSalle Bank National Association, as trustee and custodian
(the "Trustee"), and Wells Fargo Bank, National Association, as paying agent
(the "Paying Agent"), certificate registrar and authenticating agent, providing for the Company's Commercial Mortgage Pass-Through Certificates, Series
2007-HQ12. The Pooling and Servicing Agreement is annexed hereto as Exhibit
99.1.

      On July 26, 2007, Morgan Stanley Capital I Inc. (the "Company") entered into a Mortgage Loan Purchase Agreement, dated as of July 26, 2007, by and between the Company, as purchaser, and Morgan Stanley Mortgage Capital Holdings
LLC (the "Morgan MLPA") in connection with the Company's Commercial Mortgage
Pass-Through Certificates, Series 2007-HQ12. The Morgan MLPA is annexed hereto as Exhibit 99.2.

      On July 26, 2007, Morgan Stanley & Co. Incorporated and Bear, Stearns &
Co. Inc. entered into an Underwriting Agreement, dated as of July 26, 2007 (the
"Underwriting Agreement"). The Underwriting Agreement is annexed hereto as
Exhibit 99.3.

      On July 31, 2007, the Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust 2007-HQ12)
entered into an ISDA Master Agreement, dated as of July 31, 2007 with Morgan
Stanley Capital Services Inc., as swap counterparty (the "ISDA Master
Agreement"). The ISDA Master Agreement and the related Schedule, Master
Confirmation and Annex are each annexed hereto as Exhibit 99.4.

Section 9 Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (a)    Financial Statements of Business Acquired
                     Not applicable.

              (b)    Pro Forma Financial Information Not
                     applicable.

              (c)    Exhibits:

Exhibit No.   Description

-----------     -----------
99.1        Pooling and Servicing Agreement, dated as of July 1, 2007, between
Company, the Master Servicer, the Special Servicer, the Trustee and the Paying
Agent.

99.2        Mortgage Loan Purchase Agreement, dated as of July 26, 2007, between the Company and Morgan Stanley Mortgage Capital Holdings LLC.

99.3        Underwriting Agreement, dated as of July 26, 2007, between Morgan
Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.

99.4        ISDA Master Agreement, dated as of July 31, 2007, between the Paying
Agent (solely in its representative capacity as Paying Agent on behalf of the
Morgan Stanley Capital I Trust 2007-HQ12) and Morgan Stanley Capital Services
Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 31, 2007

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
   ------------------------------
    Name: Anthony J. Sfarra
    Title:  Vice President